EXHIBIT 99.1

StoneX Group Inc. Reports Fiscal 2024 First Quarter Financial Results

Quarterly Operating Revenues of $784.2 million, up 20%
Quarterly Net Income of $69.1 million, ROE of 19.3%
Quarterly Diluted EPS of $2.13 per share

New York, NY – February 6, 2024 – StoneX Group Inc. (the “Company”; NASDAQ: SNEX), a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise, today announced its financial results for the fiscal year 2024 first quarter ended December 31, 2023.
Sean M. O’Connor, the Company’s CEO, stated, “We had a very strong start to fiscal 2024, with net income of $69.1 million representing a 19.3% return on equity, a 20.5% return on tangible book value, and diluted EPS of $2.13. The comparable prior year period included a $23.5 million gain on acquisition, which contributed $0.74 of diluted EPS. Excluding this gain on acquisition, diluted EPS increased by 28.0% over the prior year. We continue to see a constructive market environment with good client engagement, and increased interest earnings on our client float. We are pleased to see that our business continues to deliver what we believe to be superior returns to our shareholders.”

StoneX Group Inc. Summary Financials
Consolidated financial statements for the Company will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”). Upon filing, the Quarterly Report on Form 10-Q will also be made available on the Company’s website at www.stonex.com.

	Three Months Ended December 31,
(Unaudited) (in millions, except share and per share amounts)	2023	2022	% Change
Revenues:
Sales of physical commodities	$18,820.9	$12,403.4	52%
Principal gains, net	293.8	254.2	16%
Commission and clearing fees	129.7	118.0	10%
Consulting, management, and account fees	38.5	39.8	(3)%
Interest income	290.1	196.2	48%
Total revenues	19,573.0	13,011.6	50%
Cost of sales of physical commodities	18,788.8	12,356.8	52%
Operating revenues	784.2	654.8	20%
Transaction-based clearing expenses	74.3	67.3	10%
Introducing broker commissions	39.1	36.8	6%
Interest expense	236.0	154.3	53%
Interest expense on corporate funding	13.2	14.4	(8)%
Net operating revenues	421.6	382.0	10%
Compensation and other expenses:
Variable compensation and benefits	121.9	118.5	3%
Fixed compensation and benefits	96.2	80.5	20%
Trading systems and market information	18.7	17.7	6%
Professional fees	15.7	15.9	(1)%
Non-trading technology and support	16.9	14.8	14%
Occupancy and equipment rental	7.7	8.9	(13)%
Selling and marketing	11.7	12.9	(9)%
Travel and business development	7.1	5.7	25%
Communications	2.2	2.2	—%
Depreciation and amortization	11.2	12.7	(12)%
Bad debts (recoveries), net	(0.3)	0.7	n/m
Other	16.9	19.4	(13)%
Total compensation and other expenses	325.9	309.9	5%
Gain on acquisition	—	23.5	(100)%
Income before tax	95.7	95.6	—%
Income tax expense	26.6	19.0	40%
Net income	$69.1	$76.6	(10)%
Earnings per share: (1)
Basic	$2.20	$2.50	(12)%
Diluted	$2.13	$2.41	(12)%
Weighted-average number of common shares outstanding: (1)
Basic	30,233,107	29,657,724	2%
Diluted	31,274,307	30,749,778	2%

Return on equity (“ROE”)	19.3%	27.3%
ROE on tangible book value	20.5%	29.6%
n/m = not meaningful to present as a percentage

(1)
On November 24, 2023, the Company effected a three-for-two stock dividend to stockholders of record as of November 17, 2023. The stock split increased the number of shares of common stock outstanding. All share and per share amounts have been retroactively adjusted for the stock split.

The following table presents our consolidated operating revenues by segment for the periods indicated.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Segment operating revenues represented by:
Commercial	$198.4	$182.4	9%
Institutional	435.7	343.5	27%
Retail	92.5	70.5	31%
Payments	60.6	55.4	9%
Corporate	9.2	12.8	(28)%
Eliminations	(12.2)	(9.8)	24%
Operating revenues	$784.2	$654.8	20%
The following table presents our consolidated income by segment for the periods indicated.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Segment income represented by:
Commercial	$87.2	$82.8	5%
Institutional	65.2	62.0	5%
Retail	28.7	(4.2)	n/m
Payments	35.0	32.3	8%
Total segment income	$216.1	$172.9	25%
Reconciliation of segment income to income before tax:
Segment income	$216.1	$172.9	25%
Net operating revenues (loss) within Corporate (1)	(15.6)	(11.1)	41%
Overhead costs and expenses	(104.8)	(89.7)	17%
Gain on acquisition	—	23.5	(100)%
Income before tax	$95.7	$95.6	—%

(1)	Includes interest expense on corporate funding.
Key Operating Metrics
The tables below present operating revenues disaggregated across the key products we provide to our clients and select operating data and metrics used by management in evaluating our performance, for the periods indicated.

All $ amounts are U.S. dollar or U.S. dollar equivalents	Three Months Ended December 31,
	2023	2022	% Change
Operating Revenues (in millions):
Listed derivatives	$109.2	$99.8	9%
Over-the-counter (“OTC”) derivatives	44.5	42.5	5%
Securities	316.2	234.1	35%
FX / Contracts for difference (“CFD”) contracts	74.6	48.8	53%
Payments	59.4	54.2	10%
Physical contracts	51.4	59.7	(14)%
Interest / fees earned on client balances	98.4	86.2	14%
Other	33.5	26.5	26%
Corporate	9.2	12.8	(28)%
Eliminations	(12.2)	(9.8)	24%
	$784.2	$654.8	20%
Volumes and Other Select Data (all $ amounts are U.S. dollar or U.S. dollar equivalents):
Listed derivatives (contracts, 000’s)	50,759	40,199	26%
Listed derivatives, average rate per contract (1)	$2.03	$2.33	(13)%
Average client equity - listed derivatives (millions)	$6,170	$8,222	(25)%
OTC derivatives (contracts, 000’s)	814	717	14%
OTC derivatives, average rate per contract	$54.92	$60.08	(9)%
Securities average daily volume (“ADV”) (millions)	$6,224	$4,231	47%
Securities rate per million (“RPM”) (2)	$295	$422	(30)%
Average money market / FDIC sweep client balances (millions)	$1,060	$1,535	(31)%
FX / CFD contracts ADV (millions)	$10,917	$12,830	(15)%
FX / CFD contracts RPM	$109	$63	73%
Payments ADV (millions)	$75	$75	—%
Payments RPM	$12,557	$11,431	10%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM while interest income related to securities lending is excluded.

Interest expense

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Interest expense attributable to:
Trading activities:
Institutional dealer in fixed income securities	$172.1	$96.3	79%
Securities borrowing	14.6	7.9	85%
Client balances on deposit	36.3	36.5	(1)%
Short-term financing facilities of subsidiaries and other direct interest of operating segments	13.0	13.6	(4)%
	236.0	154.3	53%
Corporate funding	13.2	14.4	(8)%
Total interest expense	$249.2	$168.7	48%
Variable vs. Fixed Expenses
The table below sets forth our variable expenses and non-variable expenses as a percentage of total non-interest expenses for the periods indicated.

	Three Months Ended December 31,
(in millions)	2023	% of Total	2022	% of Total
Variable compensation and benefits	$121.9	28%	$118.5	29%
Transaction-based clearing expenses	74.3	17%	67.3	16%
Introducing broker commissions	39.1	9%	36.8	9%
Total variable expenses	235.3	54%	222.6	54%
Fixed compensation and benefits	96.2	22%	80.5	19%
Other fixed expenses	108.1	24%	110.2	27%
Bad debts (recoveries), net	(0.3)	—%	0.7	—%
Total non-variable expenses	204.0	46%	191.4	46%
Total non-interest expenses	$439.3	100%	$414.0	100%

Impact of the Gain on Acquisition and Related Amortization
On October 31, 2022, the Company’s wholly owned subsidiary, StoneX Netherlands B.V., acquired CDI-Societe Cotonniere De Distribution S.A (“CDI”), based in Switzerland. The results of the three months ended December 31, 2022 include a non-taxable gain of $23.5 million related to the acquisition. The results of the three months ended December 31, 2023 and 2022 include amortization expense related to identified intangible assets from this acquisition.
The Company acquired Gain Capital Holdings, Inc. effective August 1, 2020. The results of the three months ended December 31, 2023 and 2022 include amortization expense related to identified intangible assets from this acquisition.
When evaluating acquisitions, management considers the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions.
The following table presents income before tax, income tax expense, and net income as reported in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The table also presents adjusted income before tax, adjusted income tax expense, and adjusted net income, which are non-GAAP financial measures. The “adjusted” non-GAAP financial measures reflect each item after removing the impact of the gain on acquisition and the related amortization expense of the intangible assets for the three months ended December 31, 2023 and 2022, respectively. Management believes that presenting our results excluding the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions is meaningful, as it increases the comparability of period-to-period results.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
As reported, GAAP:
Income before tax	$95.7	$95.6	—%
Income tax expense	26.6	19.0	40%
Net income	$69.1	$76.6	(10)%
Return on equity	19.3%	27.3%	(8.0)%

Adjusted (non-GAAP) (1)
Adjusted income before tax	$97.0	$75.1	29%
Adjusted income tax expense	27.0	19.8	36%
Adjusted net income	$70.0	$55.3	27%
Adjusted return on equity	19.6%	19.7%	(0.1)%

(1)
Adjusted income before tax, adjusted income tax expense, adjusted net income, and adjusted return on equity are non-GAAP financial measures. A reconciliation between the GAAP and non-GAAP amounts listed above is provided in Appendix A.

Segment Information
Segment income is calculated as net contribution less non-variable direct segment costs. These non-variable direct expenses include trader base compensation and benefits, operational charges, trading systems and market information, professional fees, travel and business development, communications, bad debts, trade errors and direct marketing expenses.
Segment income is used by our chief operating decision maker (“CODM”) as the primary measure of segment profit or loss in the evaluation for each of our operating segments. During the three months ended December 31, 2023, we revised our method of allocating certain overhead costs to our operating segments, and, beginning in the three months ended December 31, 2023, the CODM also uses ‘Segment income, less allocation of overhead costs’ as an additional segment measure of our segments’ financial performance. The allocation of overhead costs to operating segments includes the costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses. The measure of segment profit or loss most consistent with the corresponding amounts in the consolidated financial statements is segment income.
In the accompanying segment tables, ‘Allocation of overhead costs’ has been added beneath ‘Segment income’, which reconciles the segment income measure to the segment income, less allocation of overhead costs measure for the three months ended December 31, 2023.

Segment Results
Our business activities are managed through four operating segments, including Commercial, Institutional, Retail and Payments.
The tables below present the financial performance, a disaggregation of operating revenues, and select operating data and metrics used by management in evaluating the performance of our segments, for the periods indicated. Additional information on the performance of our segments will be included in our Quarterly Report on Form 10-Q to be filed with the SEC.
Commercial

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Revenues:
Sales of physical commodities	$18,809.5	$12,149.4	55%
Principal gains, net	77.1	69.7	11%
Commission and clearing fees	44.3	38.8	14%
Consulting, management and account fees	5.8	6.5	(11)%
Interest income	41.3	29.1	42%
Total revenues	18,978.0	12,293.5	54%
Cost of sales of physical commodities	18,779.6	12,111.1	55%
Operating revenues	198.4	182.4	9%
Transaction-based clearing expenses	15.8	13.2	20%
Introducing broker commissions	10.4	7.5	39%
Interest expense	8.8	9.0	(2)%
Net operating revenues	163.4	152.7	7%
Variable direct compensation and benefits	37.0	37.0	—%
Net contribution	126.4	115.7	9%
Fixed compensation and benefits	15.5	13.7	13%
Other fixed expenses	23.8	18.7	27%
Bad debts (recoveries), net	(0.1)	0.5	n/m
Non-variable direct expenses	39.2	32.9	19%
Segment income	87.2	82.8	5%
Allocation of overhead costs (1)	8.8	—	n/m
Segment income, less allocation of overhead costs	$78.4	$82.8	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three months ended December 31, 2023. These allocations will be provided on an ongoing basis, however they have not been calculated for previously reported periods.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Operating revenues (in millions):
Listed derivatives	$59.4	$53.8	10%
OTC derivatives	44.5	42.5	5%
Physical contracts	50.6	53.7	(6)%
Interest / fees earned on client balances	37.2	26.1	43%
Other	6.7	6.3	6%
	$198.4	$182.4	9%

Select data (all $ amounts are U.S. dollar or U.S. dollar equivalents):
Listed derivatives (contracts, 000’s)	9,523	7,887	21%
Listed derivatives, average rate per contract (1)	$5.95	$6.67	(11)%
Average client equity - listed derivatives (millions)	$1,700	$2,136	(20)%
Over-the-counter (“OTC”) derivatives (contracts, 000’s)	814	717	14%
OTC derivatives, average rate per contract	$54.92	$60.08	(9)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.

Institutional

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Revenues:
Sales of physical commodities	$—	$—	—%
Principal gains, net	103.2	101.2	2%
Commission and clearing fees	73.3	67.5	9%
Consulting, management and account fees	17.3	16.8	3%
Interest income	241.9	158.0	53%
Total revenues	435.7	343.5	27%
Cost of sales of physical commodities	—	—	—%
Operating revenues	435.7	343.5	27%
Transaction-based clearing expenses	52.9	47.0	13%
Introducing broker commissions	7.7	8.6	(10)%
Interest expense	226.5	144.7	57%
Net operating revenues	148.6	143.2	4%
Variable direct compensation and benefits	48.4	48.6	—%
Net contribution	100.2	94.6	6%
Fixed compensation and benefits	16.4	12.7	29%
Other fixed expenses	19.0	20.0	(5)%
Bad debts (recoveries), net	(0.4)	(0.1)	300%
Non-variable direct expenses	35.0	32.6	7%
Segment income	65.2	62.0	5%
Allocation of overhead costs (1)	12.8	—	n/m
Segment income, less allocation of overhead costs	$52.4	$62.0	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three months ended December 31, 2023. These allocations will be provided on an ongoing basis, however they have not been calculated for previously reported periods.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Operating revenues (in millions):
Listed derivatives	$49.8	$46.0	8%
Securities	293.6	213.0	38%
FX contracts	8.0	9.2	(13)%
Interest / fees earned on client balances	60.5	59.3	2%
Other	23.8	16.0	49%
	$435.7	$343.5	27%

Select data (all $ amounts are U.S. dollar or U.S. dollar equivalents):
Listed derivatives (contracts, 000’s)	41,236	32,312	28%
Listed derivatives, average rate per contract (1)	$1.12	$1.27	(12)%
Average client equity - listed derivatives (millions)	$4,470	$6,086	(27)%
Securities ADV (millions)	$6,224	$4,231	47%
Securities RPM (2)	$295	$422	(30)%
Average money market / FDIC sweep client balances (millions)	$1,060	$1,535	(31)%
FX contracts ADV (millions)	$3,970	$4,868	(18)%
FX contracts RPM	$34	$30	13%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM, while interest income related to securities lending is excluded.

Retail

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Revenues:
Sales of physical commodities	$11.4	$254.0	(96)%
Principal gains, net	55.6	31.8	75%
Commission and clearing fees	11.2	10.7	5%
Consulting, management and account fees	14.1	14.9	(5)%
Interest income	9.4	4.8	96%
Total revenues	101.7	316.2	(68)%
Cost of sales of physical commodities	9.2	245.7	(96)%
Operating revenues	92.5	70.5	31%
Transaction-based clearing expenses	3.5	5.3	(34)%
Introducing broker commissions	20.4	20.2	1%
Interest expense	1.6	1.1	45%
Net operating revenues	67.0	43.9	53%
Variable direct compensation and benefits	4.4	4.7	(6)%
Net contribution	62.6	39.2	60%
Fixed compensation and benefits	10.3	13.2	(22)%
Other fixed expenses	23.5	29.9	(21)%
Bad debts, net of recoveries	0.1	0.3	(67)%
Non-variable direct expenses	33.9	43.4	(22)%
Segment income (loss)	28.7	(4.2)	n/m
Allocation of overhead costs (1)	11.5	—	n/m
Segment income (loss), less allocation of overhead costs	$17.2	$(4.2)	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three months ended December 31, 2023. These allocations will be provided on an ongoing basis, however they have not been calculated for previously reported periods.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Operating revenues (in millions):
Securities	$22.6	$21.1	7%
FX / CFD contracts	66.6	39.6	68%
Physical contracts	0.8	6.0	(87)%
Interest / fees earned on client balances	0.7	0.8	(13)%
Other	1.8	3.0	(40)%
	$92.5	$70.5	31%

Select data (all $ amounts are U.S. dollar or U.S. dollar equivalents):
FX / CFD contracts ADV (millions)	$6,948	$7,962	(13)%
FX / CFD contracts RPM	$151	$82	84%

Payments

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Revenues:
Sales of physical commodities	$—	$—	—%
Principal gains, net	57.5	52.6	9%
Commission and clearing fees	1.5	1.6	(6)%
Consulting, management, account fees	0.9	1.0	(10)%
Interest income	0.7	0.2	250%
Total revenues	60.6	55.4	9%
Cost of sales of physical commodities	—	—	—%
Operating revenues	60.6	55.4	9%
Transaction-based clearing expenses	1.8	1.6	13%
Introducing broker commissions	0.6	0.5	20%
Interest expense	—	—	—%
Net operating revenues	58.2	53.3	9%
Variable compensation and benefits	10.6	11.2	(5)%
Net contribution	47.6	42.1	13%
Fixed compensation and benefits	7.3	5.5	33%
Other fixed expenses	5.2	4.3	21%
Bad debts	0.1	—	n/m
Total non-variable direct expenses	12.6	9.8	29%
Segment income	35.0	32.3	8%
Allocation of overhead costs (1)	5.1	—	n/m
Segment income, less allocation of overhead costs	$29.9	$32.3	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three months ended December 31, 2023. These allocations will be provided on an ongoing basis, however they have not been calculated for previously reported periods.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Operating revenues (in millions):
Payments	$59.4	$54.2	10%
Other	1.2	1.2	—%
	$60.6	$55.4	9%

Select data (all $ amounts are U.S. dollar or U.S. dollar equivalents):
Payments ADV (millions)	$75	$75	—%
Payments RPM	$12,557	$11,431	10%

Overhead Costs and Expenses
We incur overhead costs and expenses, including certain shared services such as information technology, accounting and treasury, credit and risk, legal and compliance, and human resources and other activities. The following table provides information regarding overhead costs and expenses.
In addition, for the three months ended December 31, 2023, the table provides information regarding the allocation of a portion of these costs to the aforementioned operating segments. The allocation of overhead costs to operating segments includes costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses.

	Three Months Ended December 31,
(in millions)	2023	2022	% Change
Compensation and benefits:
Variable compensation and benefits	$19.4	$15.5	25%
Fixed compensation and benefits	40.6	29.9	36%
	60.0	45.4	32%
Other expenses:
Occupancy and equipment rental	7.3	8.8	(17)%
Non-trading technology and support	13.0	9.6	35%
Professional fees	7.5	7.8	(4)%
Depreciation and amortization	5.5	5.7	(4)%
Communications	1.6	1.6	—%
Selling and marketing	1.3	0.9	44%
Trading systems and market information	1.7	2.1	(19)%
Travel and business development	1.7	1.6	6%
Other	5.2	6.2	(16)%
	44.8	44.3	1%
Overhead costs and expenses	104.8	89.7	17%
Allocation of overhead costs (1)	(38.2)	—	n/m
Overhead costs and expense, net of allocation to operating segments	$66.6	$89.7	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three months ended December 31, 2023. These allocations will be provided on an ongoing basis, however they have not been calculated for previously reported periods.

Balance Sheet Summary
The following table below provides a summary of asset, liability and stockholders’ equity information for the periods indicated.

(Unaudited) (in millions, except for share and per share amounts)	December 31, 2023	September 30, 2023
Summary asset information:
Cash and cash equivalents	$1,157.6	$1,108.3
Cash, securities and other assets segregated under federal and other regulations	$2,774.6	$2,426.3
Securities purchased under agreements to resell	$3,799.8	$2,979.5
Securities borrowed	$994.5	$1,129.1
Deposits with and receivables from broker-dealers, clearing organizations and counterparties, net	$7,474.1	$7,443.8
Receivables from clients, net and notes receivable, net	$830.9	$688.3
Financial instruments owned, at fair value	$5,064.4	$5,044.8
Physical commodities inventory, net	$518.4	$537.3
Property and equipment, net	$127.0	$123.5
Operating right of use assets	$137.9	$122.1
Goodwill and intangible assets, net	$80.5	$82.4
Other	$285.1	$253.3

Summary liability and stockholders’ equity information:
Accounts payable and other accrued liabilities	$496.3	$579.3
Operating lease liabilities	$169.3	$149.3
Payables to clients	$10,048.6	$9,976.0
Payables to broker-dealers, clearing organizations and counterparties	$541.5	$442.4
Payables to lenders under loans	$418.5	$341.0
Senior secured borrowings, net	$342.9	$342.1
Securities sold under agreements to repurchase	$6,054.2	$4,526.6
Securities loaned	$942.7	$1,117.3
Financial instruments sold, not yet purchased, at fair value	$2,748.0	$3,085.6
Stockholders’ equity	$1,482.8	$1,379.1

Common stock outstanding - shares	31,494,180	31,194,867
Net asset value per share	$47.08	$44.21
The Company calculates ROE on stated book value based on net income divided by average stockholders’ equity. For the calculation of ROE on tangible book value, the amount of goodwill and intangibles, net is excluded from stockholders’ equity.

Conference Call & Web Cast
A conference call to discuss the Company’s financial results will be held tomorrow, Wednesday, February 7, 2024 at 9:00 a.m. Eastern time. The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on-line on the Company’s corporate web site at https://www.stonex.com. Participants can also access the call via https://register.vevent.com/register/BIefdedd755d004fc3ab1dcd78839f84ef approximately ten minutes prior to the start time. Participants may preregister for the conference call here.
For those who cannot access the live broadcast, a replay of the call will be available at https://www.stonex.com.
About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-500 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ:SNEX), StoneX Group Inc. and its more than 4,000 employees serve more than 54,000 commercial, institutional, and payments clients, and more than 400,000 retail accounts, from more than 40 offices spread across five continents. Further information on the Company is available at www.stonex.com.
Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by StoneX Group Inc. with the SEC, including those risks set forth under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and, to the extent applicable, subsequent Quarterly Reports on Form 10-Q and other filings made time to time with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.
These forward-looking statements speak only as of the date of this press release. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
StoneX Group Inc.
Investor inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
SNEX-G

Appendix A
The Company acquired CDI effective October 31, 2022, which resulted in the three months ended December 31, 2022 including a non-taxable gain of $23.5 million. The results of the three months ended December 31, 2023 and 2022 include amortization expense related to identified intangible assets, related to the acquisition. The Company acquired Gain Capital Holdings, Inc. effective August 1, 2020. The results of the three months ended December 31, 2023 and 2022 include amortization expense related to identified intangible assets, related to the acquisition.
The “adjusted” non-GAAP amounts reflect each item after removing the impact of the gain on acquisition and related amortization expense for the three months ended December 31, 2023 and 2022, respectively. Management believes that presenting our results excluding the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions is meaningful, as it increases the comparability of period-to-period results.

	Three Months Ended December 31,
(in millions)	2023	2022
Reconciliation of income before tax to adjusted non-GAAP amounts:
Income before tax, as reported (GAAP)	$95.7	$95.6
Gain on acquisition:
Attributable to tangible assets acquired	—	(14.6)
Attributable to intangible assets acquired	—	(8.9)
Total gain on acquisition	—	(23.5)
Acquisition related expense:
Amortization of intangible assets acquired	1.3	3.0
Adjusted income before tax, (non-GAAP)	$97.0	$75.1

Reconciliation of income tax expense to adjusted non-GAAP amounts:
Income tax expense, as reported (GAAP)	$26.6	$19.0
Tax effect of the gain on acquisition	—	—
Tax effect of acquisition related expense	0.4	0.8
Adjusted income tax expense, (non-GAAP)	$27.0	$19.8

Reconciliation of net income to adjusted non-GAAP amounts:
Net income, as reported (GAAP)	$69.1	$76.6
Total gain on acquisition, net of tax	—	(23.5)
Acquisition related expense, net of tax	0.9	2.2
Adjusted net income (non-GAAP)	$70.0	$55.3

	Year Ended September 30,
(in millions)	2023	2022
Calculation of average stockholders’ equity:
Total stockholders’ equity - beginning of period, as reported (GAAP)	$1,379.1	$1,070.1
Total stockholders’ equity - end of period, as reported (GAAP)	1,482.8	1,176.6
Average stockholders’ equity	$1,431.0	$1,123.4

Calculation of return on equity:
Net income, as reported (GAAP)	$69.1	$76.6
Average stockholders’ equity	$1,431.0	$1,123.4
Return on equity	19.3%	27.3%

Calculation of adjusted return on equity (non-GAAP)
Adjusted net income (non-GAAP)	$70.0	$55.3
Average stockholders’ equity	$1,431.0	$1,123.4
Adjusted return on equity (non-GAAP)	19.6%	19.7%